SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2007
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas		75234-6034

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1: PRESS RELEASE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On June 1, 2007, Celanese Corporation (the “Company”) issued a press release announcing that, in connection with the sale by Blackstone Capital Partners (Cayman) Ltd. 1, Blackstone Capital Partners (Cayman) Ltd. 2, Blackstone Capital Partners (Cayman) Ltd. 3 and Blackstone Management Partners IV L.L.C. (collectively, “Blackstone”) of shares of the Company’s Series A common stock (as more fully described in the Current Report on Form 8-K that was filed by the Company with the Securities and Exchange Commission on May 16, 2007), Anjan Mukherjee and James Quella had resigned as members of the Company’s Board of Directors. Each of the resignations was effective May 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
     The Company also announced that Farah M. Walters had been elected to the Company’s Board of Directors as a Class III director. The election was effective May 31, 2007.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By	/s/ Kevin J. Rogan
	Name:	Kevin J. Rogan
	Title:	Assistant Secretary

Date: June 1, 2007

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated June 1, 2007